CONDENSED BALANCE SHEETS [Parenthetical] (USD $)	Sep. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Accumulated discounts on current portion of convertible debt (in dollars)	$ 0	$ 28,741	$ 0
Accumulated discounts on long-term debt and convertible debt (in dollars)	$ 0	$ 16,446	$ 109,310
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	200,000,000	200,000,000	200,000,000
Common stock, shares outstanding	98,603,484	32,074,000	14,002,290